Exhibit 10.4

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES 1 | 1

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
PS02	07/24/2012
6. ISSUED BY CODE		7. ADMINISTERED BY (If other than Item 6) CODE
US General Services Administration Federal Acquisition Service Travel Acquisition Support Division 2200 Crystal Drive, CP #4, Suite 300 Arlington, VA 22202

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and Zip Code)		☒	9A. AMENDMENT OF SOLICITATION NO.

TRX, Inc. 2970 Clairmont Rd, NE Suite 300 Atlanta, GA 30329-4457		☐
9B. DATED (SEE ITEM 11)
		☐	10A. MODIFICATION OF CONTRACT/ORDER NO.
Contract # GS-33F-Y0017
10B. DATED (SEE ITEM 13)
CODE	FACILITY CODE		12/23/2011
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers  ☐ is extended,  ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing items 8 and 15, and returning                      copies of the amendment: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
☐		CONTRACT ORDER NO. IN ITEM 10A.
☐	B.

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

☐	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
☒	D.	OTHER (Specify type of modification and authority). as referenced in RFQ QMAD-MM-110001.
E. IMPORTANT: Contractor ☐ is not, ☒ required to sign this document and return 1 copies to this issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, Including solicitation/contract subject matter where feasible.)

This modification is for the following:

A. Incorporate Attachment B - Security Requirements as referenced in RFQ QMAD-MM-110001.

B. This is a no-cost modification to either party.

C. All other items and conditions remain the same.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) DAVID D. CATHCART		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Ernesto Martinez
15B. CONTRACTOR/OFFEROR /s/ David D. Cathcart (Signature of person authorized to sign)	15C. DATE SIGNED 31 JULY 2012.	16B. UNITED STATES OF AMERICA (Signature of Contracting Officer)	16C. DATE SIGNED

NSN 7540-01-152-8070 Previous edition unusable	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243